INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Amendment No. 21 to Registration Statement No. 811-3888 of our report dated May 14, 2004 appearing in this March 31, 2004 Annual Report to Redwood MicroCap Fund, Inc.




                                     Ehrhardt Keefe Steiner & Hottman PC


May 14, 2004
Denver, Colorado